--------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                   as Trustee

                          ----------------------------

                                    Indenture
                           Dated as of August 1, 1997

                          ----------------------------

                                       $-

                                TMCC Demand Notes



--------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE
                         (not a part of this Indenture)

   TIA                                                               Indenture
Section                                                               Section
-------                                                              ----------

(Section)310(a) (1). . . . . . . . . . . . . . . . . . . . . . . . . .  7.10
      (a) (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.10
      (a) (3). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (a) (4). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (a) (5). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.10
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.08
                                                                        7.10
                                                                       11.02
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
(Section)311(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.11
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.11
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
(Section)312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.05
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.03
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.03
(Section)313(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.06
      (b) (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (b) (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.06
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.06
                                                                       11.02
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.06
(Section)314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.09
                                                                        4.10
                                                                       11.02
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
                                                                       11.02
      (c) (1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.04
      (c) (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.04
      (c) (3). . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.09(c)
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.05
      (f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
(Section)315(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.01(b)
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.05
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.01(a)
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.01(c)
      (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.11

   TIA                                                                Indenture
Section                                                                Section
-------                                                               ----------

(Section)316(a)(last sentence) . . . . . . . . . . . . . . . . . . . .   2.09
      (a) (1) (A). . . . . . . . . . . . . . . . . . . . . . . . . . .   6.05
      (a) (1) (B). . . . . . . . . . . . . . . . . . . . . . . . . . .   6.04
      (a) (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . .   N.A.
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.07
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9.04
(Section)317(a) (1)  . . . . . . . . . . . . . . . . . . . . . . . . .   6.08
      (a) (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.09
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.04
(Section)318(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.01

---------
N.A. means not applicable

                                TABLE OF CONTENTS


                                   ARTICLE ONE
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . . 1
Section 1.02.  Incorporation by Reference of TIA.. . . . . . . . . . . . . . . 1
Section 1.03.  Rules of Construction.. . . . . . . . . . . . . . . . . . . . . 2

                                   ARTICLE TWO
                                 THE SECURITIES

Section 2.01.  Form; Title and Terms . . . . . . . . . . . . . . . . . . . . . 2
Section 2.02.  Execution and Authentication. . . . . . . . . . . . . . . . . . 3
Section 2.03.  Securities Register.. . . . . . . . . . . . . . . . . . . . . . 4
Section 2.04.  Paying Agent to Hold Money in Trust.. . . . . . . . . . . . . . 4
Section 2.05.  Securityholder Lists. . . . . . . . . . . . . . . . . . . . . . 4
Section 2.06.  Transfer and Exchange.. . . . . . . . . . . . . . . . . . . . . 5
Section 2.07.  Replacement Securities. . . . . . . . . . . . . . . . . . . . . 5
Section 2.08.  Outstanding Securities. . . . . . . . . . . . . . . . . . . . . 6
Section 2.09.  Treasury Securities Not Outstanding.. . . . . . . . . . . . . . 6
Section 2.10.  Temporary Securities. . . . . . . . . . . . . . . . . . . . . . 6
Section 2.11.  Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . . 7
Section 2.12.  Defaulted Interest. . . . . . . . . . . . . . . . . . . . . . . 7
Section 2.13.  Persons Deemed Owners.. . . . . . . . . . . . . . . . . . . . . 8
Section 2.14.  Computation of Interest.. . . . . . . . . . . . . . . . . . . . 8

                                  ARTICLE THREE
                                   REDEMPTION

Section 3.01.  Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                                  ARTICLE FOUR
                                    COVENANTS

Section 4.01.  Payment of Securities.. . . . . . . . . . . . . . . . . . . . . 9
Section 4.02.  Maintenance of Office or Agency.. . . . . . . . . . . . . . . . 9
Section 4.03.  Company Statement as to Compliance; Notice of
               Certain Defaults. . . . . . . . . . . . . . . . . . . . . . . . 9

                                  ARTICLE FIVE
                        CONSOLIDATIONS AND MERGERS, ETC.

Section 5.01.  Company May Consolidate, Etc., Only on Certain Terms. . . . . .10
Section 5.02.  Successor Person Substituted for Company. . . . . . . . . . . .11

                                   ARTICLE SIX
                              DEFAULT AND REMEDIES

Section 6.01.  Events of Default.. . . . . . . . . . . . . . . . . . . . . . .11
Section 6.02.  Acceleration of Maturity; Rescission and Annulment. . . . . . .12
Section 6.03.  Collection of Indebtedness and Suits for
               Enforcement by Trustee. . . . . . . . . . . . . . . . . . . . .13
Section 6.04.  Trustee May File Proofs of Claim. . . . . . . . . . . . . . . .14
Section 6.05.  Trustee May Enforce Claims without Possession of Securities.. .14
Section 6.06.  Application of Money Collected. . . . . . . . . . . . . . . . .15
Section 6.07.  Limitation on Suits.. . . . . . . . . . . . . . . . . . . . . .15
Section 6.08.  Unconditional Right of Holders to Receive Principal and
               Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Section 6.09.  Restoration of Rights and Remedies. . . . . . . . . . . . . . .16
Section 6.10.  Rights and Remedies Cumulative. . . . . . . . . . . . . . . . .16
Section 6.11.  Delay or Omission Not Waiver. . . . . . . . . . . . . . . . . .16
Section 6.12.  Control by Holders of Securities. . . . . . . . . . . . . . . .16
Section 6.13.  Waiver of Past Defaults.. . . . . . . . . . . . . . . . . . . .17
Section 6.14.  Undertaking for Costs.. . . . . . . . . . . . . . . . . . . . .17

                                  ARTICLE SEVEN
                                     TRUSTEE

Section 7.01.  Duties of Trustee.. . . . . . . . . . . . . . . . . . . . . . .18
Section 7.02.  Rights of Trustee.. . . . . . . . . . . . . . . . . . . . . . .19
Section 7.03.  Individual Rights of Trustee. . . . . . . . . . . . . . . . . .19
Section 7.04.  Trustee's Disclaimer. . . . . . . . . . . . . . . . . . . . . .19
Section 7.05.  Notice of Defaults. . . . . . . . . . . . . . . . . . . . . . .20
Section 7.06.  Reports by Trustee to Holders.. . . . . . . . . . . . . . . . .20
Section 7.07.  Compensation and Indemnity. . . . . . . . . . . . . . . . . . .20
Section 7.08.  Replacement of Trustee. . . . . . . . . . . . . . . . . . . . .21
Section 7.09.  Successor Trustee by Merger, Etc. . . . . . . . . . . . . . . .22
Section 7.10.  Eligibility; Disqualification.. . . . . . . . . . . . . . . . .22
Section 7.11.  Preferential Collection of Claims Against Company . . . . . . .22
                                  ARTICLE EIGHT
                     DEFEASANCE; SATISFACTION AND DISCHARGE

Section 8.01.  Defeasance of the Indenture.. . . . . . . . . . . . . . . . . .22
Section 8.02.  Satisfaction and Discharge of the Indenture.. . . . . . . . . .23
Section 8.03.  Survival of Certain Obligations.. . . . . . . . . . . . . . . .24
Section 8.04.  Acknowledgment of Discharge by Trustee. . . . . . . . . . . . .25
Section 8.05.  Application of Trust Money. . . . . . . . . . . . . . . . . . .25
Section 8.06.  Repayment to the Company. . . . . . . . . . . . . . . . . . . .25
Section 8.07.  Reinstatement.. . . . . . . . . . . . . . . . . . . . . . . . .26

                                  ARTICLE NINE
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.  Without Consent of Holders. . . . . . . . . . . . . . . . . . .26
Section 9.02.  With Consent of Holders.. . . . . . . . . . . . . . . . . . . .27
Section 9.03.  Compliance with TIA.. . . . . . . . . . . . . . . . . . . . . .28
Section 9.04.  Revocation and Effect of Consents.. . . . . . . . . . . . . . .28
Section 9.05.  Notation on or Exchange of Securities.. . . . . . . . . . . . .29
Section 9.06.  Trustee to Sign Amendments, Etc.. . . . . . . . . . . . . . . .29
Section 9.07.  Effect of Supplemental Indentures.. . . . . . . . . . . . . . .29

                                   ARTICLE TEN
                   MEETINGS OF AND ACTIONS BY SECURITYHOLDERS

Section 10.01. Purposes for Which Meetings may be Called.. . . . . . . . . . .30
Section 10.02. Manner of Calling Meetings. . . . . . . . . . . . . . . . . . .30
Section 10.03. Call of Meetings by Company or Holders. . . . . . . . . . . . .30
Section 10.04. Who May Attend and Vote at Meetings.. . . . . . . . . . . . . .31
Section 10.05. Regulations may be Made by Trustee; Conduct of the
               Meeting; Voting Rights; Adjournment.. . . . . . . . . . . . . .31
Section 10.06. Voting at the Meeting and Record to be Kept.. . . . . . . . . .32
Section 10.07. Exercise of Rights of Trustee or Securityholders
               May Not be Hindered or Delayed by Call of Meeting.. . . . . . .32
Section 10.08. Evidence of Action Taken by Securityholders.. . . . . . . . . .32
Section 10.09. Proof of Execution of Instruments and of Holding of Securities.33
Section 10.10. Right of Revocation of Action Taken.. . . . . . . . . . . . . .33

                                 ARTICLE ELEVEN
                                  MISCELLANEOUS

Section 11.01.  TIA Controls.. . . . . . . . . . . . . . . . . . . . . . . . .34
Section 11.02.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .34
Section 11.03.  Communications by Holders with Other Holders.. . . . . . . . .35
Section 11.04.  Certificate and Opinion as to Conditions Precedent.. . . . . .35
Section 11.05.  Statements Required in Certificate or Opinion. . . . . . . . .35
Section 11.06.  Rules by Trustee, Paying Agent, Registrar. . . . . . . . . . .36
Section 11.07.  Legal Holidays.. . . . . . . . . . . . . . . . . . . . . . . .36
Section 11.08.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . .36
Section 11.09.  No Adverse Interpretation of Other Agreements. . . . . . . . .36
Section 11.10.  No Recourse Against Others.. . . . . . . . . . . . . . . . . .36
Section 11.11.  Successors.. . . . . . . . . . . . . . . . . . . . . . . . . .37
Section 11.12.  Duplicate Originals. . . . . . . . . . . . . . . . . . . . . .37
Section 11.13.  Severability.. . . . . . . . . . . . . . . . . . . . . . . . .37
Section 11.14.  Headings and Table of Contents.. . . . . . . . . . . . . . . .37

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                    EXHIBITS

Annex I -- Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Exhibit A -- Form of Security. . . . . . . . . . . . . . . . . . . . . . . . A-1

     INDENTURE dated as of August 1, 1997 between Toyota Motor Credit Corporation, a California corporation (the "Company"), and U.S. Bank National Association, a national banking association, as trustee (the "Trustee").

                                    Recitals

     A. The Company is duly authorized to execute and deliver this Indenture and to provide for the issuance by the Company of the Securities as provided herein.

     B. All things have been done that are necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder, the valid obligations of the Company in accordance with the terms of this Indenture.

     For and in consideration of the premises and the purchase of the Securities by the Holders, each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders.


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01.  DEFINITIONS.

     All capitalized terms used in this Indenture and not defined elsewhere herein shall have the meanings assigned to them in Annex I, which is hereby incorporated by reference in and made a part of this Indenture.

     SECTION 1.02.  INCORPORATION BY REFERENCE OF TIA.

     Wherever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Commission.

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder or a Securityholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

     SECTION 1.03.  RULES OF CONSTRUCTION.

     Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) unless otherwise expressly provided in this Indenture, an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP and all financial computations required under this Indenture shall be made in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular;

          (5)  provisions apply to successive events and transactions;

          (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (7) "including" shall be deemed to mean "including, without limitation."


                                   ARTICLE TWO

                                 THE SECURITIES

     SECTION 2.01.  FORM; TITLE AND TERMS.

     The Securities and the Trustee's certificate of authentication thereon shall be substantially in the forms set forth in Exhibit A hereto. The Securities may have notations, legends or endorsements required by law or stock exchange rules. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities shall constitute a part of, and are hereby incorporated by reference in and made a part of, this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to their incorporation herein.

     The Securities shall be known and designated as the "TMCC Demand Notes" of the Company. The aggregate original principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $-, except as otherwise provided in Sections 2.06, 2.07, 2.10, 3.06 and 9.05.

     The Securities shall be issuable only in registered form, without coupons. The minimum denominations of the Securities will be $0.01.

     Interest on the Securities which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall, except as otherwise provided in Section 2.12, be paid to the Persons in whose names the Securities (or one or more Predecessor Securities) are registered at the close of business on the Record Date next preceding such Interest Payment Date. At the option of the Company, payment of interest on the Securities due on any Interest Payment Date, falling after a Record Date for the payment of interest on the Securities and on or before the related Interest Payment Date, may be paid by check mailed to the address of the Persons entitled thereto as they shall appear in the Securities register.

     SECTION 2.02.  EXECUTION AND AUTHENTICATION.

     The Securities shall be executed on behalf of the Company by the Chairman, the President, or any Vice Chairman or Vice President of the Company. Any such signature may be by facsimile.

     If an Officer, Secretary or Assistant Secretary whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     All of the Securities to be issued under this Indenture, and all of the principal amounts to be evidenced by the Securities need not be issued at the same time and may be issued from time to time at the order of the Company as herein provided for. The principal amount of Securities to be issued hereunder shall all be of the same series known as the "TMCC Demand Notes", but need not have the same issue date, Stated Maturity Date, Interest Rate, or Interest Payment Date. Each Security will have a Schedule attached thereto indicating:
(i) the amount of the increase in the principal amount outstanding under such Security and the date on which each principal amount under such Security was first issued, (ii) the Stated Maturity Date for such principal amount, (iii) the Interest Rate applicable to such principal amount,(iv) the amount of the decrease in the principal amount outstanding under such Security and the date on which such principal amount under such Security was paid, and (v) the amount of the interest paid on such Security and the date on which such interest was paid.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security, and an entry on the Schedule to any such Security shall not be valid until the Trustee manually signs the space provided for such entry as authentication of such increase or decrease in outstanding principal amount of such Security. Such signature shall be conclusive evidence that the Security and such entry has been authenticated under this Indenture.

     The Trustee shall authenticate Securities and for original issue in the maximum aggregate principal amount as aforesaid, upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company. The Trustee shall authenticate the Schedule attached to a Security to indicate the issuance of an additional principal amount of the Securities, upon either (i) a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, or
(ii) if an Officers' Certificate has previously been delivered to the Trustee by the Company specifying the names and titles of officers, employees or agents of the Company eligible to give such an order, the order of any such officer, employee or agent of the Company, which order may be by telephone (confirmed in
writing) or by facsimile.    Any such order shall specify the principal amount
of Securities to be authenticated, the applicable Interest Rate, the Stated Maturity Date and the date on which such issue of Securities is to be authenticated.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

     SECTION 2.03.  SECURITIES REGISTER.

     The Company shall keep or cause to be kept at the Corporate Trust Office or at any office or agency of the Company where Securities may be presented for registration of transfer or for exchange as provided in Section 4.02 a register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and registration of transfers and exchanges of Securities as in this Article provided. The Registrar shall keep the register of the Securities and of their transfer and exchange.

     SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

     Each Paying Agent shall hold in trust for the benefit of the Persons entitled thereto, without interest, all money held by such Paying Agent for the payment of principal of, premium, if any, and interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment of all funds held by it to the Trustee, the Paying Agent shall have no further liability for such money. As provided in Section
6.04 hereof, in any bankruptcy, insolvency, reorganization or other similar proceeding relative to the Company or any other obligor on the Securities, the Trustee shall serve as Paying Agent for the Securities; provided that the foregoing shall not relieve the Company of its obligations under Section 4.02.

     SECTION 2.05.  SECURITYHOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list of the names and addresses of the Securityholders furnished to it or maintained by it in its capacity as Paying Agent and Registrar. If and so long as the Trustee is not the Registrar, in accordance with Section 312(a) of the TIA the Company shall furnish or cause to be furnished to the Trustee semiannually not less than 30 days nor more than 60 days before each Interest Payment Date and at such times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders including an identification of the Securities and the aggregate amount thereof.

     SECTION 2.06.  TRANSFER AND EXCHANGE.

     When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities in other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange if its reasonable requirements for such transactions (which may include a requirement that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) are met. To permit registration of transfers and exchanges as provided herein, the Company shall execute and the Trustee shall authenticate and deliver Securities at the Registrar's or a co-Registrar's request. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, other than in the case of exchanges under Sections 2.10, 3.06 and 9.05 not involving any transfer.


     SECTION 2.07.  REPLACEMENT SECURITIES.

     If a defaced or mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the reasonable satisfaction of the Trustee that the Security has been lost, destroyed or stolen the Company shall execute and the Trustee shall authenticate a replacement Security if the Company's and the Trustee's reasonable requirements are met. The Trustee or the Company may require an indemnity bond, sufficient in the reasonable judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge such Holder for their reasonable expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such replacement Security shall be entitled to the benefits of and subject to the limitations of rights set forth in this Indenture.

     The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.08.  OUTSTANDING SECURITIES.

     Securities outstanding at any time under this Indenture are all Securities that have been theretofore authenticated and delivered under this Indenture, except (a) those cancelled by the Trustee, (b) those delivered to the Trustee for cancellation, (c) those in exchange for or in lieu of which other Securities have been authenticated and delivered under this Indenture and (d) those described in this Section as not outstanding.

     Except as provided in Section 2.09 hereof, a Security does not cease to be outstanding because the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor holds the Security.

     If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If on the Stated Maturity of the Securities, the Paying Agent (other than the Company or a Subsidiary) holds U.S. Legal Tender sufficient to pay all of the principal, premium, if any, and interest due on the Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

     SECTION 2.09.  TREASURY SECURITIES NOT OUTSTANDING.

     In determining whether the Holders of the required principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or an other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Trust Officer knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or an Affiliate of the Company or of such other obligor. The Trustee may require an Officers' Certificate listing Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     SECTION 2.10.  TEMPORARY SECURITIES.

     Until definitive Securities are ready for delivery, the Company shall execute and, upon the written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall execute and the Trustee shall authenticate definitive Securities which shall be exchangeable for temporary Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.02 for the purpose of exchanges of Securities without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities and shall be subject to the same limitation of rights as definitive Securities.

     SECTION 2.11.  CANCELLATION.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, each co-Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. Subject to Section 2.07 hereof, the Company may not execute new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.
All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a written order signed by two Officers the Company shall direct that cancelled Securities be returned to it.

     SECTION 2.12.  DEFAULTED INTEREST.

     If the Company fails to pay any principal of, premium if any, or interest on any Security on the due date therefor (whether upon acceleration, at Stated Maturity or otherwise), the Company shall pay interest, at the rate per annum borne by the Securities, on such principal, premium, if any, and, to the extent permitted by law, interest until such amounts are paid. Any interest on any Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of U.S. Legal Tender equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such U.S. Legal Tender when so deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a "Special Record Date" for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder of Securities at his address as it appears in the Security register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.13.  PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium, if any, and, subject to Section 2.12, interest on such Security and for all other purposes whatsoever (whether or not such Security is overdue), and neither the Company nor the Trustee or any other Agent shall be affected by notice to the contrary.

     SECTION 2.14.  COMPUTATION OF INTEREST.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE THREE

                                   REDEMPTION

     SECTION 3.01.  REDEMPTION.

     The Securities may not be redeemed at the option of the Company, in whole or in part at any time prior to their respective Stated Maturities

                                  ARTICLE FOUR

                                    COVENANTS

     SECTION 4.01.  PAYMENT OF SECURITIES.

     The Company will punctually pay the principal of and premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture.

     The Company will, on or prior to the day when any principal of or premium or interest on any of the Securities becomes payable, whether at the Stated Maturity thereof, by call for redemption, surrender for repurchase, declaration of acceleration or otherwise, deposit with the Paying Agent (or, if the Company or a Subsidiary of the Company is acting as Paying Agent, segregate and hold in trust), in immediately available funds, no later than 12:00 noon (New York City time), a sum in U.S. Legal Tender sufficient to pay the principal, premium and interest becoming due. Such sum shall be held in trust for the benefit of the Holders entitled to such payment and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act, and of the amount of each such payment made to each Paying Agent.

     SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in -, an office or agency where Securities may be presented or surrendered for payment ("Paying Agent"), where Securities may be surrendered for registration of transfer or exchange ("Registrar") and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise expressly provided herein, the Trustee, the Company or a Subsidiary of the Company may act as Registrar, co-Registrar or Paying Agent. The Company shall give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company initially appoints the Trustee, as the initial Registrar and Paying Agent in -, and designates such agent as an agency where notices and demands to or upon the Company in respect to the Securities and this Indenture may be served.

     SECTION 4.06.  COMPANY STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN
                    DEFAULTS.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officer's Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that

     (a) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

     (b) to the best of his or her knowledge, based on such review, (a) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     (c) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (c) of Section 6.01.

                                  ARTICLE FIVE

                        CONSOLIDATIONS AND MERGERS, ETC.

     SECTION 5.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company); provided, however, that:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, any premium and interest on all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no event which, after notice or lapse of time, would become an Event of Default, shall have occurred and be continuing;

     (3) either the Company or the successor Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 5.02.  SUCCESSOR PERSON SUBSTITUTED FOR COMPANY.

     Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

     SECTION 6.01.  EVENTS OF DEFAULT.

     The occurrence of any one of the following events for any reason whatsoever, and whether voluntary, involuntary or by operation of law, shall constitute an "Event of Default":

          (a) default in the payment of any interest on any Security when such interest becomes due and payable, and continuance of such default for a period of [30] days; or

          (b) default in the payment of the principal of and any premium on any Security of such series when it becomes due and payable at its Maturity; or


          (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d)  the entry by a court having competent jurisdiction of:

          (i) a decree or order for relief in respect of the Company in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (ii) a decree or order adjudging the Company to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (iii) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company; or

          (e) the commencement by the Company of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company or any substantial part of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action.

     SECTION 6.02.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Securities occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum of Money sufficient to pay:

          (A)  all overdue installments of interest on all Securities;

          (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by or provided for in such Securities;

          (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by or provided for in such Securities; and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default with respect to Securities, other than the non-payment of the principal of, and interest on Securities which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 6.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 6.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
                    ENFORCEMENT BY TRUSTEE.

     The Company covenants that if:

     (1) default is made in the payment of any installment of interest on any Security when such interest shall have become due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of any Security at its Maturity,

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount of Money then due and payable with respect to such Securities with interest upon the overdue principal, and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate borne by or provided for in such Securities, and, in addition thereto, such further amount of Money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay the Money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the Money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the Money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

     If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

     SECTION 6.04.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal and/or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of the principal, interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities allowed in such judicial proceeding, and

     (ii) to collect and receive any Money or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     SECTION 6.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the

Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security in respect of which such judgment has been recovered.

     SECTION 6.06.   APPLICATION OF MONEY COLLECTED.

     Any Money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 7.07;

     SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal and interest in respect of which or for the benefit of which such Money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and interest, respectively;

     THIRD:    The balance, if any, to the Person or Persons entitled thereto.

     SECTION 6.07.      LIMITATION ON SUITS.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 6.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Security, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 6.09.  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

     SECTION 6.10.  RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11.  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

     SECTION 6.12.  CONTROL BY HOLDERS OF SECURITIES.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series provided that:

     (1) such direction shall not be in conflict with any rule of law, with this Indenture or with the Securities of such series;

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

     (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

     SECTION 6.13.  WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities on behalf of the Holders of all the Securities may waive any past default hereunder with respect to such series and its consequences, except a default:

     (1)  in the payment of the principal of or interest on any Security; or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 6.14.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security or interest on any overdue principal of any Security.

                                  ARTICLE SEVEN

                                     TRUSTEE

     The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

     SECTION 7.01.  DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.


     (b)  Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture which are adverse to the Trustee.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not verify the accuracy of the contents thereof.

     (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own misconduct, except that:

          (1)  This paragraph does not limit the effect of paragraph (b) of this
     Section 7.01.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), (c) and (d) of this Section 7.01.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liability which might be incurred by the Trustee in compliance with such request or direction.


     SECTION 7.02.  RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 7.01 hereof:

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel, which shall conform to Section
11.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.

     SECTION 7.04.  TRUSTEE'S DISCLAIMER.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, and the Trustee shall not be accountable for the Company's use of the proceeds from the

Securities, and the Trustee shall not be responsible for any statement in the Securities other than its certificate of authentication.

     SECTION 7.05.  NOTICE OF DEFAULTS.

     If a Default or an Event of Default occurs and is continuing and it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after it occurs; provided that, except in the case of a Default or an Event of Default in payment of principal of, or premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Securityholders.

     SECTION 7.06.  REPORTS BY TRUSTEE TO HOLDERS.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder, and each other Person so entitled under TIA (Section )313(c), a brief report dated as of such May 15 that shall comply with TIA (Section )313(a). The Trustee need not send such report if such report is not required by TIA (Section )313(a). The Trustee also shall comply with TIA (Section )313(b)(2).

     A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

     The Company shall notify the Trustee if the Securities become listed on any stock exchange prior to such listing.

     SECTION 7.07.  COMPENSATION AND INDEMNITY.

     The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it including, without limitation, the cost and expense of enforcement of this Indenture against the Company and of defending itself against any claim (whether asserted by any Holder or the Company or otherwise) without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the administration of this trust or any trust created under Section 8.01 or 8.02 and its duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence, wilful misconduct or bad faith.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or Property held or collected by the Trustee, in its capacity as Trustee, except money or Property held in trust to pay principal of, premium, if any, or interest on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(d) or (e) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

     SECTION 7.08.  REPLACEMENT OF TRUSTEE.

     The Trustee may resign by so notifying the Company in writing and mailing notice of such resignation to the Securityholders. The Holders of at least a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor Trustee. The Company may remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10 hereof;

          (2)  the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its Property; or

          (4)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee, unless the Holders have appointed a successor Trustee in accordance with the previous paragraph. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08 and payment to the prior Trustee of all sums due under Section 7.07 hereof.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all Property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07 hereof, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 above shall continue for the benefit of the retiring Trustee.

     SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

     SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA (Section )310(a)(1). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee. The Trustee shall comply with TIA (Section )310(b).

     SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with TIA (Section )311(a), excluding any creditor relationship listed in TIA (Section )311(b). A Trustee who has resigned or been removed shall be subject to TIA (Section )311(a) to the extent indicated.


                                  ARTICLE EIGHT

                     DEFEASANCE; SATISFACTION AND DISCHARGE

     SECTION 8.01.  DEFEASANCE OF THE INDENTURE.

     The Company shall be deemed to have terminated all of its obligations under this Indenture (subject to Section 8.03 hereof) if:

          (1) the Company irrevocably shall have deposited in trust with the Trustee, pursuant to an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, U.S. Legal Tender, or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times, as are sufficient, without consideration of the investment of any such U.S. Legal Tender or the reinvestment of the proceeds from any such U.S. Government Obligations and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to, and in form and substance reasonably satisfactory to, the Trustee, to pay the principal of, premium, if any, and interest on the outstanding Securities on the dates on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities, provided that the Trustee shall have been irrevocably instructed to apply such U.S. Legal Tender and the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest on the Securities;

          (2) no Default or Event of Default shall have occurred or be continuing on the date of such deposit or shall occur on or before the 366th day after the date of such deposit;

          (3) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other instrument or agreement to which the Company is a party or by which it or its Property is bound;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income tax in the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance had not occurred and that the deposit is not subject to the control of any bankruptcy court;


          (5) Such defeasance shall not cause the Securities, if then listed on any national securities exchange registered under the Exchange Act, to be delisted;

          (6) Such deposit shall not result in the Company, the Trustee or the irrevocable trust becoming or being deemed an "investment company" under the Investment Company Act of 1940, as amended; and

          (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
     Section 8.01 have been complied with.

     In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company shall make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

     SECTION 8.02.  SATISFACTION AND DISCHARGE OF THE INDENTURE.

     In addition to its rights under Section 8.01 above, the Company may terminate all of its obligations under this Indenture (subject to Section 8.03 hereof) if:

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof) have been delivered to the Trustee for cancellation; or

               (B) all Securities not theretofore delivered to the Trustee for cancellation

                 (i)  have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, an amount of U.S. Legal Tender sufficient, without consideration of the investment thereof and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, to pay the principal of, premium, if any, and interest on the outstanding Securities on the dates on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities, provided that the Trustee shall have been irrevocably instructed to apply such U.S. Legal Tender to the payment of said principal, premium, if any, and interest on the Securities;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture pursuant to this Section 8.02 have been complied with.

     SECTION 8.03.  SURVIVAL OF CERTAIN OBLIGATIONS.

     Notwithstanding the defeasance of this Indenture or the satisfaction and discharge of this Indenture referred to in Section 8.01 and Section 8.02 above, respectively, the respective obligations of the Company and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.11, 2.13, 2.14,
Article Three (to the extent that the Securities are to be redeemed through the trust established pursuant to Section 8.01 or 8.02, as the case may be), Sections 4.01, 4.02, 4.03, 6.08,

7.07, 7.08, 7.09, 7.10, 7.11, 8.03, 8.04, 8.05, 8.06 and 8.07, Article Nine, and
Sections 11.01, 11.02, 11.06, 11.07 and 11.08 hereof shall survive until the Securities are no longer outstanding. Thereafter the obligations of the Company and the Trustee under Sections 7.07, 8.05, 8.06 and 8.07 hereof shall survive.

     SECTION 8.04.  ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

     Subject to Section 8.07 below and after the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in Section 8.01 or Section 8.02, as the case may be, relating to the defeasance or satisfaction and discharge of this Indenture have been complied with, the Trustee upon request of the Company shall acknowledge in writing the defeasance or the satisfaction and discharge, as the case may be, of this Indenture and the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section
8.03 above.

     SECTION 8.05.  APPLICATION OF TRUST MONEY.

     The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to Section 8.01 or 8.02, as the case may be. The Trustee shall apply the deposited U.S. Legal Tender and (in the case of a deposit pursuant to Section 8.01) any U.S. Government Obligations through the Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company), in accordance with this Indenture and the terms of the irrevocable trust agreement, to the payment of principal of, premium, if any, and interest on the Securities as and when the same become due and payable. The U.S. Legal Tender and U.S. Government Obligations so held in trust shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all Holders entitled thereto.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Securities.

     SECTION 8.06.  REPAYMENT TO THE COMPANY.

     The Trustee and the Paying Agent shall pay to the Company upon written request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 8.01 or 8.02 above, any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of principal of, premium, if any, or interest on the Securities that remains unclaimed for two years after the date on which such payment shall have become due; provided, however, that, before being required to make any such payment to the Company, the Trustee may, at the expense of the Company, cause to be mailed to the Holders of such Securities, at their last addresses as they appear on the Securities register, notice that such moneys or U.S. Government Securities remain unclaimed and that, after a date specified in said notice, the balance of such moneys then unclaimed will be returned to the Company. After payment to the Company as aforesaid, Holders entitled to such moneys or U.S. Government Obligations must look to the Company for such payment unless an applicable abandoned property law designates another Person.

     SECTION 8.07.  REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01 or 8.02 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 or 8.02, as the case may be (provided, however, that any call for redemption of the Securities pursuant to Article Three shall continue to be effective) until such time as the Trustee or Paying Agent is permitted to apply all such funds in accordance with Section 8.01 or 8.02, as the case may be, and 8.05; provided, however, that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

     SECTION 9.01.  WITHOUT CONSENT OF HOLDERS.

     The Company, when authorized by a resolution of its Board of Directors, and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder for any one or more of the following:

          (1) to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action does not adversely affect the rights or interests of any Holder of Securities;

          (2) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action does not adversely affect the rights or interests of any Holder of Securities;

          (3) to provide for uncertificated Securities in addition to certificated Securities;

          (4) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Five;

          (5)  to secure all of the Securities;

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;

          (7) to comply with the rules or regulations of any securities exchange on which any of the Securities may be listed; or

          (8) to add to the covenants and agreements of the Company such further covenants and agreements as the Board of Directors of the Company shall consider to be for the protection or benefit of the Holders or to add any Events of Default or to surrender any right or power reserved to or conferred upon the Company.

     SECTION 9.02.  WITH CONSENT OF HOLDERS.

     Subject to Section 6.08 and the next succeeding paragraph, the Company, when authorized by a resolution of its Board of Directors, and the Trustee, together, with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities may amend or supplement this Indenture or the Securities without notice to any other Securityholders; provided that, subject to Section 6.08 and the next succeeding paragraph, Holders of at least 66 2/3% in aggregate principal amount of the outstanding Securities shall be required to amend or supplement, this provision or the provision to the next sentence. Subject to Section 6.08 and the next succeeding paragraph, the Holders of at least a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of or obligation under this Indenture or the Securities without notice to any other Securityholders.

     Notwithstanding anything to the contrary in the foregoing provisions of this Section 9.02, without the consent of each Securityholder affected, no amendment, supplement or waiver, including a waiver pursuant to Section 6.02, may:

          (1) reduce the percentage in principal amount of the outstanding Securities the consent of whose Holders is required for any amendment or supplement to this Indenture, for any waiver (of compliance with any obligation or provision of this Indenture or of certain Defaults or Events of Default hereunder or their consequences) provided for in this Indenture, or for a rescission of acceleration of the Securities pursuant to Section 6.02, or reduce the requirements pursuant to Section 10.05 for a quorum or voting;

          (2) reduce the rate or change the time for payment of interest on any Security;

          (3)  reduce the principal amount of or premium on any Security;

          (4) alter the redemption or repurchase provisions of any Security in a manner adverse to any Holder thereof, or change the Stated Maturity of any Security;

          (5) waive any default in the payment of the principal of, premium, if any, or interest on any Security;

          (6) impair the right of Holders to institute suit for the enforcement of any payment of the principal of, premium, if any, or interest on the Securities on or after the respective due dates therefor;

          (7) make any changes in Section 6.02, 6.08 or this second paragraph of Section 9.02;

          (8) change any obligation of the Company to maintain an office or agency in the place and for the purpose specified in Section 4.02 or make the Securities payable in any coin or currency other than U.S. Legal Tender; or

          (9) make any change to or modify the priority between the Holders of the Securities and any other creditors of the Company.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

     SECTION 9.03.  COMPLIANCE WITH TIA.

     Every amendment to or waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any such Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives written notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment, supplement or waiver.
Such amendment, waiver or supplement, as the case may be, shall be effective upon receipt by the Trustee of such Officers' Certificate.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at the close of business on such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

     All Holders that consent to such modification, waiver or action in the manner and within the time period requested shall be entitled to receive the consideration, if any, offered for such consent.

     SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee.
The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee has so determined, the Company in exchange for the Security may execute and the Trustee shall authenticate a new Security of like kind that reflects the changed terms.

     SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

     The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company shall not sign an amendment or supplement until its Board of Directors approves thereof.

     SECTION 9.07.  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplement or amendment to this Indenture in accordance with this Article, this Indenture shall be modified in accordance therewith and such supplement or amendment shall form a part of the Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered shall be bound thereby. Any Holder and every subsequent Holder of a Security (or portion thereof) shall be bound by any waivers authorized or obtained by this Article.

                                   ARTICLE TEN


                   MEETINGS OF AND ACTIONS BY SECURITYHOLDERS

     SECTION 10.01.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

     A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

          (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article Seven;

          (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.02; or

          (d) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

     SECTION 10.02.  MANNER OF CALLING MEETINGS.

     The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 10.01 hereof, to be held at such time and at such place in The City of New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company, and to the Holders of the Securities at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

     Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in Person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     SECTION 10.03.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

     In case at any time the Company, pursuant to a Certified Resolution of its Board of Directors delivered to the Trustee, or the Holders of not less than 10% in aggregate principal amount of the

Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 10.01 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in The City of New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by notice given as provided in
Section 10.02.

     SECTION 10.04.  WHO MAY ATTEND AND VOTE AT MEETINGS.

     To be entitled to vote at any meeting of Securityholders, a Person shall
(a) be a registered Holder of one or more Securities, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. REGULATIONS MAY BE MADE BY TRUSTEE; CONDUCT OF THE MEETING;
                    VOTING RIGHTS; ADJOURNMENT.

     Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those Persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

     At any meeting each Securityholder or proxy shall be entitled to vote with respect to the outstanding Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall not have the right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. At any meeting of Securityholders, the presence of Persons holding or representing a majority of the principal amount of the outstanding Securities shall be sufficient for a quorum. Any meeting of Securityholders duly called pursuant to the provisions of Sections 10.02 or 10.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

     Except as limited by Sections 6.02 and 6.08 and the second paragraph of
Section 9.02, any resolution presented to a meeting at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the outstanding Securities; provided however, that, except as limited by Section 6.08 and the second paragraph of Section 9.02, any resolution with respect to any matter as to which this Indenture or the Securities require the consent of the Holders of at least 662/3% in principal amount of the outstanding Securities may be adopted at such meeting only by the affirmative vote of the Holders of at least 662/3% in principal amount of the outstanding Securities.

     SECTION 10.06.  VOTING AT THE MEETING AND RECORD TO BE KEPT.

     The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.02 or Section
10.03. The record shall be signed and verified by the affidavits of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. EXERCISE OF RIGHTS OF TRUSTEE OR SECURITYHOLDERS MAY NOT BE
                    HINDERED OR DELAYED BY CALL OF MEETING.

     Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

     SECTION 10.08.  EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS.

     (a) In addition to the foregoing provisions of this Article Ten, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing, or by combination of such instrument or instruments and the record of a meeting of Securityholders duly called and held in accordance with this Article Ten. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security in accordance with this Section
10.08 shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (c) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action in accordance with this Section 10.08, the Company may, at its option, by or pursuant to an Officers' Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or such other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only those Persons who were Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless such request, demand, authorization, direction, notice, consent, waiver or other act shall become effective pursuant to the provisions of paragraph (a) of this Section
10.08 not later than 90 days after the record date.

     SECTION 10.09. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF
                    SECURITIES.

     The execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee, and the holding of Securities shall be proved by the Security register or by a certificate of the Registrar.

     SECTION 10.10.  RIGHT OF REVOCATION OF ACTION TAKEN.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.08, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. After such time, such action shall be conclusive and binding upon such Holder and the Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security.


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

     SECTION 11.01.  TIA CONTROLS.

     If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION 11.02.  NOTICES.

     Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt, addressed as follows:

     if to the Company:

          Toyota Motor Credit Corporation
          19001 South Western Avenue
          Torrance, California  90501

          Attention:  Treasury Department

     if to the Trustee:

          U.S. Bank National Association
          c/o First Trust of Illinois, National Association
          One Illinois Center
          111 E. Wacker Drive, Suite 3000
          Chicago, Illinois  60601

          Attention:     -

     The Company or the Trustee by notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if telecopied; and five days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the register of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. If the Company mails a notice or communication to Securityholders, it shall simultaneously mail a copy to the Trustee.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.
If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 11.03.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

     Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

     SECTION 11.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (and, if applicable, setting forth in reasonable detail any financial calculations providing the basis of such opinion); and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 11.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

     At the request of the Trustee, any Officers' Certificate or Opinion of Counsel shall address any particular condition precedent to such action.

     SECTION 11.06.  RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

     The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

     SECTION 11.07.  LEGAL HOLIDAYS.

     If a payment date is a Legal Holiday at a particular place where the principal of, premium, if any, or interest on the Securities is payable, payment may be made on the next succeeding day that is not a Legal Holiday at such place of payment, and no interest shall accrue for the intervening period.

     SECTION 11.08.  GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD (TO THE EXTENT PERMITTED BY LAW) TO PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 11.09.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 11.10.  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such Persons from such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

     SECTION 11.11.  SUCCESSORS.

     All agreements of the Company in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 11.12.  DUPLICATE ORIGINALS.

     All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 11.13.  SEVERABILITY.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or enforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim thereunder for or against any party hereto.

     SECTION 11.14.  HEADINGS AND TABLE OF CONTENTS.

     The headings, Table of Contents and Cross-Reference Table in this Indenture are for convenience of reference only and shall not be deemed a part of this Indenture or limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first written above.

                                   TOYOTA MOTOR CREDIT CORPORATION
[Seal]

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Attest:



By:
   ----------------------
     Name:
     Title:

                                   U.S. BANK NATIONAL ASSOCIATION as Trustee


[Seal]

                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Attest:



By:
   ----------------------
     Name:
     Title:

State of __________________________     )
                                        )    ss.
County of _________________________     )


     On -, 1997, before me, ________________________________, Notary Public, personally appeared _________________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public


State of __________________________     )
                                        )    ss.
County of _________________________     )


     On -, 1997, before me, ________________________________, Notary Public, personally appeared _________________________________, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ----------------------------------------
                                        Notary Public

                                     ANNEX I

                                       TO
                                    INDENTURE
                           DATED AS OF AUGUST 1, 1997
                                     BETWEEN
                         TOYOTA MOTOR CREDIT CORPORATION
                                       AND
                         U.S. BANK NATIONAL ASSOCIATION
                                   as Trustee

                                   Definitions

     The following terms have the respective meanings set forth below for all purposes of the Indenture, and Section and Article references are to Sections and Articles in the Indenture.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls or is controlled by, or is under direct or indirect common control with, such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "Agent" means any Registrar, Paying Agent or co-Registrar or other agent of the Company acting under the Indenture.

     "Board of Directors" means the board of directors of the Company or any committee thereof authorized with respect to any particular matter to exercise the power of the board of directors of the Company.

     "Business Day" means a day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York, Los Angeles, California, or Chicago, Illinois are not authorized or required to be open.

     "Certified Resolution" means a copy of a resolution of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted and to be in full force and effect on the date of such certification.

     "Commission" means the Securities and Exchange Commission, or any successor thereto.

     "Company" means Toyota Motor Credit Corporation, a California corporation, the issuer of the Securities under the Indenture, until a successor replaces it pursuant to the Indenture and thereafter means such successor.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date of execution of the Indenture is located at One Illinois Center, 111
E. Wacker Drive, Suite 3000, Chicago, Illinois  60601

     "Default" means any event that is or with the passing of time or giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 2.12.

     "Event of Default" has the meaning specified in Section 6.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto, and the regulations promulgated thereunder.

     "GAAP" means generally accepted accounting principles in the United States which are applied by the Company as of the date of the Indenture.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Indenture" means the Indenture dated as of September -, 1997 between the Company and U.S. Bank National Association, as trustee, relating to $- aggregate principal amount of the Company's TMCC Demand Notes, including Exhibit A and this Annex I thereto, as the same may be amended or supplemented from time to time in accordance with its terms.

     "Interest Payment Date" with respect to any principal amount means the Stated Maturity Date with respect to such amount specified on the attached Schedule.

     "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

     "Officer" means the Chairman, the President, any Vice Chairman or Vice President, the Chief Financial Officer, the Treasurer or the Controller of the Company.

     "Officers' Certificate" means a certificate signed by any two Officers of the Company, and otherwise complying with the applicable requirements of Sections 11.04 and 11.05 of the Indenture.

     "Opinion of Counsel" means a written opinion from legal counsel who, in the case of an Opinion of Counsel addressed to the Trustee, is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. Each opinion shall comply with the applicable requirements of Sections 11.04 and 11.05 of the Indenture.

     "Paying Agent" has the meaning specified in Section 4.02.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a defaced, mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the defaced, mutilated, lost, destroyed or stolen Security.

     "Record Date" means August 1 and February 1 of each year (whether or not a Business Day), in each case next preceding the applicable Interest Payment Date.


     "Registrar" has the meaning specified in Section 4.02.

     "Required Rate" with respect to any Monthly Allocation Date is the weighted average of the Certificate Rates (in each case expressed as the equivalent of monthly rates of interest rate rather than as semi-annual coupon rates) for each Class of Certificates outstanding at the close of business on such date, weighted on the basis of their respective Class Certificate Balances.

     "Securities" means the Company's TMCC Demand Notes.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor thereto, and the regulations promulgated thereunder.

     "Special Record Date" has the meaning specified in Section 2.12.

     "Stated Maturity," when used with respect to any security (including the Securities) or Indebtedness or any installment of interest thereon, means the date specified in such security or with respect to such Indebtedness as the fixed date on which the principal thereof or such installment of interest is due and payable, including pursuant to mandatory redemption provisions; with respect to the Securities, the Stated Maturity thereof means each date specified in the Schedule attached to such Security.

     "Subsidiary" means any Corporation of which at the time of determination the Company or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

     "TIA" and "Trust Indenture Act" mean the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

     "Trustee" means U.S. Bank National Association, as trustee under the Indenture until a successor replaces it in accordance with the provisions of the Indenture, and thereafter means such successor.

     "Trust Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "United States" and "U.S." each mean the United States of America.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

                         TOYOTA MOTOR CREDIT CORPORATION

                               TMCC Demand Notes

No. ________________

     Toyota Motor Credit Corporation, a California corporation (the "Company," which term includes any successor corporation under the Indenture referred to on
the reverse hereof), for value received, hereby promises to pay to           ,
or registered assigns, the principal sum of U.S. Dollars as shall be set forth on the Schedule attached hereto as of the date of Maturity, and to pay interest on the outstanding amount of principal, as set forth on the Schedule from time to time, from the date such principal amount is originally issued and outstanding (or from the most recent Interest Payment Date to which interest has been paid or duly provided for), on the date of Maturity with respect to such principal amount (each an "Interest Payment Date"), at then applicable Interest Rate , until the principal hereof is paid or duly provided for. Interest on this Security will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is one Business Day, next preceding such Interest Payment Date (each, a "Record Date"). Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on such Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date or may be paid in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in -, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, except as otherwise provided in the Indenture, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities maintained by the Registrar.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                             TOYOTA MOTOR CREDIT CORPORATION


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Attest:


-------------------------
        Secretary


[Corporate Seal]

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities described in the within-mentioned Indenture.


     -,                                                -,
     as Trustee                    OR                  as Trustee


By:                                          By:
   --------------------------------             --------------------------------
          Authorized Signatory                     as Authenticating Agent

                                             By:
                                                --------------------------------
                                                   Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                         TOYOTA MOTOR CREDIT CORPORATION

                                TMCC DEMAND NOTES

1.  INDENTURE.

     This Security is one of the duly authorized issue of the Company's TMCC Demand Notes (the "Securities"), issued by the Company under an Indenture dated as of August 1, 1997 (as the same may be amended or supplemented from time to time, the "Indenture") between the Company and The First National Bank of Boston, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms and for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of Securities.

     The Securities are general obligations of the Company, limited to an aggregate principal amount of $-, except as otherwise provided in the Indenture.


     No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate and in the coin and currency herein and in the Indenture prescribed.

     The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: -, Attention:-.

2.  CAPITALIZED TERMS.

     Capitalized terms used in this Security have the meanings assigned to them in the Indenture unless otherwise defined in this Security.

3.  PAYING AGENT AND REGISTRAR.

     - has been appointed to act as initial Paying Agent and Registrar for the Securities in-. The Company may appoint additional Paying Agents and co-Registrars, and may change any Paying Agent, Registrar or co-Registrar, all as provided in the Indenture. Except as otherwise provided in the Indenture, the Trustee, the Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.  REDEMPTION.

     The Securities are not redeemable prior to their respective maturities at the option of the Company, in whole or from time to time in part.

5.  DENOMINATIONS; TRANSFER; EXCHANGE.

     The Securities are issuable only in registered form, without coupons, in denominations of U.S.. A Holder may register the transfer of or exchange Securities in accordance with the Indenture, subject to the limitations provided therein. The Registrar or a co-Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents in form satisfactory to the Registrar and the Trustee. No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, except as otherwise provided in the Indenture. The Company will maintain in -, an office or agency where Securities may be surrendered for registration of transfer or exchange.

6.  PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent may treat the Person in whose name such Security is registered as the owner of such Security for all purposes.

7.  UNCLAIMED MONEY.

     The Trustee and the Paying Agent shall pay to the Company upon written request any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of the principal of, premium, if any, or interest on the Securities which remains unclaimed for two years after the date on which such payment shall have become due. After payment to the Company as aforesaid, Holders entitled to such moneys or U.S. Government Obligations must look to the Company for such payment unless an applicable abandoned property law designates another Person.

8.  DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

     If the Company irrevocably deposits with the Trustee U.S. Legal Tender or, in certain cases, U.S. Government Obligations sufficient to pay the principal of, premium, if any, and interest on the Securities to redemption or maturity, or if all the outstanding Securities have been delivered to the Trustee for cancellation, and in either case if the Company complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of, premium, if any, and interest on the Securities).

9.  AMENDMENT; SUPPLEMENT; WAIVER.

     Subject to certain exceptions and limitations set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority (or, in certain cases, 66 2/3%) in aggregate principal amount of the Securities then outstanding, and compliance with any provision or obligation under the Indenture or the Securities may be waived with the consent of the Holders of a majority (or, in certain cases, 66 2/3%) in aggregate principal amount of the Securities then outstanding. The Indenture also permits the Company and the Trustee, without notice to or consent of any Holder, to enter into certain amendments or supplements to the Indenture or the Securities.


10. DEFAULTS AND REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in principal amount of the outstanding Securities, may declare all unpaid principal of and accrued interest on the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. The Indenture provides that the Holders of a majority in principal amount of the Securities outstanding may rescind an acceleration of the Securities and its consequences on the terms and subject to the conditions set forth in the Indenture. The Indenture also provides that the Holders of a majority (or, in certain cases, 66 2/3%) in principal amount of the outstanding Securities may waive an existing Default or Event of Default and its consequences except, among other things, a default in the payment of the principal of or interest on any of the Securities.

11. TRUSTEE DEALINGS WITH THE COMPANY.

     The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not the Trustee. The Trustee, however, must comply with the provisions of the Trust Indenture Act, including those relating to the Trustee acquiring any "conflicting interest" as defined therein.

12. NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such Persons from such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

13. AUTHENTICATION.

     This Security and the entries on the Schedule shall not be valid unless the Trustee or an authenticating agent has signed the certificate of authentication on this Security and such Schedule by manual signature.

14. ABBREVIATION.

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM ( = tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

15. GOVERNING LAW; HEADINGS.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD (TO THE EXTENT PERMITTED BY LAW) TO PRINCIPLES OF CONFLICTS OF LAW.

     The headings in this Security are for convenience of reference only and shall not be deemed a part of this Security or limit or otherwise affect the meaning hereof.

                              [FORM OF ASSIGNMENT]

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (insert social security or other identifying number of assignee)

(Please print or typewrite name and address, including zip code, of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

Dated: _____________ Signed:____________________________________________________
                                 (Sign exactly as name(s) appear(s)
                                   on the face of this Security)

                                   SCHEDULE TO
                                TMCC DEMAND NOTE


                                    ADVANCES                                                   PAYMENTS
                                    --------                                                   --------

     Date of                         Initial      Effective                                                            Principal
    Advance or       Advance        Principal     Required       Stated              Principal         Interest         Balance
      Payment           No.           Amount         Rate       Maturity               Amount           Amount        Outstanding
    ---------        -------        ----------    ---------     --------             ---------         --------       -----------
                                                      *
                                                     **

                                                    ***





-------------------

*    -%
**   -%
***  -%